EXHIBIT 10.12

                               SUBLEASE AGREEMENT

         THIS SUBLEASE AGREEMENT ("this Sublease"), made as of the 12th day of May, 2004 by and between N.S. HOLDING COMPANY, a Delaware corporation, (successor in interest to Network Solutions, Inc.) having an office at c/o VeriSign, Inc., 487 E. Middlefield Road, Mountain View, California 94043 (sometimes hereinafter referred to as "Sublessor"), and ICEWEB, INC., a Delaware corporation authorized to conduct business in Commonwealth of Virginia, having an office at 620 Herndon Parkway, Suite 360, Herndon, Virginia 20170-5483 (hereinafter referred to as "Sublessee")'

                                   WITNESSETH:

         WHEREAS, by Deed of Lease dated February 25, 2000 as amended by that certain Addendum dated as of February 25, 2000 (hereinafter collectively referred to as the "Overlease"), The Realty Associates Fund III, L.P., a Delaware limited partnership (hereinafter referred to as the "Lessor"), leased to Sublessor's predecessor-in-interest, as Lessee, approximately seventeen thousand seventy-four (17,074) square feet of rentable area in Suite Numbers 420, 440 and 450 (the "Main Premises") of the building located at 205 Van Buren Street, Herndon, Virginia (hereinafter referred to as the "Building"), at the rent and upon and subject to the terms and conditions set forth in the Overlease; and

         WHEREAS, Sublessee desires to sublet from Sublessor a portion of the Main Premises, subject to the terms and conditions of this Sublease;

         NOW, THEREFORE, the parties hereto, for themselves, their permitted successors and assigns, mutually covenant and agree as follows;

         1. Demised Premises. Sublessor does hereby sublease to Sublessee, and Sublessee does hereby sublease from Sublessor, for the term and upon the conditions hereinafter provided, a portion of the Main Premises consisting of an area of approximately twelve thousand (12,000) square feet of rentable area on the fourth (4th) floor of the Building, as more particularly shown on Exhibit "A" attached hereto (such area being hereinafter referred to as the "Demised Premises").

         2. Specifications. Sublessor hereby subleases to Sublessee, and Sublessee herby hires from Sublessor, the Demised Premises, upon and subject to the terms and conditions herein set forth, in its "as is" condition existing on the date possession is delivered to Sublessee as left by the prior tenant, broom swept but without requiring any alterations, improvements, repairs or decorations to be made by the Sublessor or at Sublessor's expense, either at the time possession is given to Sublessee or during the entire term of this Sublease, or any extension thereof. In connection therewith, Sublessee represents that it has thoroughly examined the Building and the Demised Premises, and acknowledges that no representation or warranty, either express or implied, written or oral, has been made by Sublessor with respect to the condition of the Demised Premises or any of the equipment therein (including, but not limited to, the heating, ventilation or air conditioning equipment) or the suitability of the Demised Premises for any use or purpose by Sublessee.

         3. Term. The term of this sublease shall commence on that date (the "Commencement Date") which is the later to occur of: (a) June 1, 2004; or (b) the date on which Lessor's consent has been obtained pursuant to Paragraph 24. The term of this Sublease shall end on December 31, 2005, or on such earlier date upon which said term may expire or be terminated pursuant to any of the conditions or limitations or other provisions of this Sublease or pursuant to law. All of the provisions of this Sublease shall be in full force and effect from and after the date above written. In the event Lessor's consent ahs not been obtained pursuant to Paragraph 24 within forty-five (45) days after the date hereof, then either Sublessor or Sublessee may terminate this Sublease upon delivering written notice to the other party. Promptly after the Commencement Date has occurred, Sublessor and Sublessee shall execute an acknowledgement thereof in the form attached hereto as Exhibit "D".

         4. Monthly Base Rent. The monthly base rent which Sublessee hereby agrees to pay to Sublessor in advanced, and Sublessor hereby agrees to accept, shall be as follows:

                  PERIOD                              MONTHLY BASE RENT
                  ------                              -----------------
                  June 1 - August 31, 2004            $6,000.00
                  September 1 - December 31, 2004     $7,000.00
                  January 1 - March 31, 2005          $9,000.00
                  April 1 - June 30, 2005             $14,000.00
                  July 1 - November 30, 2005          $16,883.25
                  December 1 - December 31, 2005      $17,883.25
                  Total base rent                     $217,299.50

         5. If the obligation of Sublessee to pay rent hereunder begins on a day other than on the first day of a calendar month, rent from such date until the first day of the following calendar month shall be prorated at the rate of the one-thirtieth (1/30th) of the monthly installment for each day payable in advance. Notwithstanding the foregoing, Sublessee shall pay the first full monthly installment of monthly base rent upon execution of this Sublease. The monthly base rent, additional rent and any others charges herein reserved or payable shall be paid to Sublessor at the following address: c/o VeriSign, Inc., 487 East Middlefield Road, Mountain View, CA 94043, Attention: Lease Administration, or at such other place as Sublessor may designate in writing, in lawful money of the United States of America without demand therefore and without deduction, setoff or abatement whatever, except as expressly provided in this Sublease, In the event that any installment of monthly base rent or any other amounts required to be paid by Sublessee hereunder are not paid within five (5) days of the date due, Sublessee shall pay to Sublessor an administrative fee equal to: (i) three percent (3%) of the overdue payment if such failure to pay shall occur for the second time within any calendar year; and (ii) ten percent (10%) of the overdue payment, if such failure to pay shall occur more than twice within any calendar year. Sublessor shall have the right to apply payments, regardless of Sublessee's designation, to satisfy any obligations of Sublessee hereunder, in such order and amount as Sublessor may elect in its sole discretion. Any payment by Sublessee or acceptance by Sublessor of a lesser amount than shall be due shall be treated as a payment on account. The acceptance by Sublessor of a lesser amount with an endorsement or statement thereon, or in a letter accompanying such a check, that such lesser amount is payment in full, shall be given no effect, and Sublessor may accept such check without prejudice to any other rights or remedies which Sublessor may have against Sublessee.

         6. Additional Rent. Sublessee shall pay to Sublessor, as additional rent, all amounts payable by Sublessor pursuant to the Overlease (other than monthly base rent and increase in operating expenses and real estate taxes payable by Sublessor pursuant to the Overlease) which are attributable to the Demised Premises and the term of this Sublease or attributable to Sublessee or any person claiming by, through or under Sublessee or any of their respective employees, subtenants, licenses, employees, agents, contractors and invitees (each, a "Sublessee Party"). Such amounts shall include without, limitation, charges for Alterations, charges by Lessor for furnishings after-hours or excess HVAC or other utilities to the Demised Premises, costs incurred by Lessor in repairing damage to the Building caused by Sublessee or any Sublessee Party, increased insurance premiums due as a result of Sublessee's use of the Demised Premises; and amounts expended or incurred by Lessor on account of any default by Sublessee under this Sublease which gives rise to a default under the Overlease. Sublessee's obligation to pay additional rent shall survive the expiration or earlier termination of this Sublease. Sublessee agrees that the Sublessee's obligation to pay monthly base rent or additional rent is not dependent upon the condition of the Demised Premises or the performance by Sublessor of its duties or obligations hereunder (or the performance by Lessor of its duties or obligations under the Overlease).

         7. Deposits. Simultaneously with Sublessee's execution of this Sublease, Sublessee shall deposit with Sublessor (a) the sum of six thousand and 00/100 ($6,000) (the "Rental Deposit"), which shall be deposit for and applied as monthly base rent for the first (1st) full calendar month after Sublessee's rent obligation commences hereunder, and (b) the sum of thirteen thousand thirty-seven and97/100 Dollars ($13,037.97) (the "Security Deposit"), as security for the payment and performance by Sublessee of all Sublessee's obligations, covenants, conditions and agreements under this Sublease. In the event of any default by Sublessee hereunder, including, but not limited to, the provisions relating to the payment of monthly base and additional rent, Sublessor shall have the right, but shall not be obligated, to apply all or any portion of the Security Deposit to cure such default, to remedy any failure of Sublessee to repair or maintain the Demised Premises or to perform any other obligations under this Sublease, or to compensate Sublessor for any other loss or damage which Sublessor may suffer by reason of Sublessee's default, in which event Sublessee shall be obligated to promptly deposit with Sublessor that portion of the Security Deposit so applied, and Sublessee's failure to do so shall' be a material breach of this Sublease. Within thirty (30) days after the later of the expiration or earlier termination of this Sublease or Sublessee's vacating the Demised Premises, Sublessor shall return the Security Deposit to Sublessee, less such portions thereof as Sublessor shall have appropriated to satisfy any of Sublessee's obligations under this Sublease. In the event Sublessee fails to perform its obligations and to take possession of the Demised Premises on the appropriate commencement date provided herein, said Rental Deposit and Security Deposit shall not be deemed liquidated damages, and application of said sums to reduce Sublessor's damages shall not preclude Sublessor from recovering additional damages incurred by Sublessor. Sublessor shall not be required to segregate the Security Deposit from its general funds. Sublessee shall not be entitled to interest on the Security Deposit.

         8. Use. Sublessee will use and occupy the Demised Premises solely for general office purposes and in accordance with the use pern1itted under the Overlease and the applicable zoning regulations. Without the prior written consent of Lessor and Sublessor, the Demised Premises will not be used for any other purposes.

         9. Alterations. Sublessee shall not make any alteration, improvement, decoration, or installation (hereinafter called " Alterations") in or to the Demised Premises, without in each, instance obtaining the prior written consent of Lessor and Sublessor. If any Alterations are made without consent. Lessor or Sublessor may remove the same, and may correct, repair and restore the Demised Premises and any damage arising from such removal, and Sublessee shall be liable for any and work. In no event shall Sublessee make any Alterations in or to the Demised Premise if to do so would constitute a defaU1tunder the Overlease.

         Sublessee may have any Alterations performed by contractors of its own choice, at its expense, provided that Sublessee has obtained written approval of the contractor by Lessor and Sublessor; which approval of Sublessor will be based upon the contractor's being properly licensed, adequately bonded and insured, and the contractor's financial condition, experience and past job performance. The design of and plans for all Alterations undertaken by Sublessee shall also be subject to prior written approval of Lessor and Sublessor in accordance with the standards set forth in the Overlease and shall not be commenced until such approval is obtained. If any Alterations are consented to by Lessor and Sublessor, Sublessee shall comply with all applicable provisions of the Overlease with respect to the performance of such Alterations: With reasonable notice to Sublessee, Lessor and Sublessor shall at all times have the right to inspect the work performed by any contractor selected by Sublessee during norn1al business hours. Upon the expiration or earlier termination of this Sublease, Sublessee shall surrender the Demised Premises, together with all Alterations and other improvements (including, without limitation, lighting, electrical, HV AC, telecommunications (unless Sublessor otherwise directed other items used in the operation of the Demised Premises), subject only to reasonable wear and tear and to damage, if any, by fire or other casualty. All Alterations in or upon the Demised Premises made by Sublessee shall become part of and remain in the Demised Premises upon such expiration or termination without compensation, allowance or credit to Sublessee; provided, however, that upon the expiration or earlier termination of this Sublease, upon written request of Lessor or Sublessor, or in the event Sublessee makes Alterations in or to , the Demised Premises in violation of the provisions set forth in this Paragraph 8, Sublessee shall remove said Alterations and thereafter repair all damage resulting from such removal and restore the Demised Premises to the condition as of the date possession was delivered to Sublessee. If Sublessee fails or refuses to remove such Alterations, or fails to correct, repair and restore the Demised Premises, Lessor or Sublessor may cause the same to be removed, and repairs, and restoration to be made, in which event Sublessee shall reimburse to the party who caused said Alterations to be removed and repairs made, the cost of such removal, repairs and restoration, together with any and all damages which Lessor or Sublessor may suffer and sustain by reason of Sublessee's failure or refusal to remove said Alterations. Sublessee shall surrender to Sublessor all keys and combinations to locks which Sublessee is permitted to leave. If the term of this Sublease (or any portion thereof) expires at or about the date of the expiration of the Overlease (or any portion thereof), and if Sublessor is required under or pursuant to the terms of the Overlease to remove any Alterations, Sublessee shall permit Sublessor to enter the Demised Premises for a reasonable period of time prior to the expiration of this Sublease for the purpose of removing its Alterations and restoring the Demised Premises as required. The obligations of Sublessee as herein provided shall survive the expiration or earlier termination of this Sublease.

         10. Sublessee's Personal Property. Upon the expiration or earlier termination of this Sublease, Sublessee shall remove all of its furniture, furnishings and equipment, shall repair all damage resulting from such removal or its use of the Demised Premises, and shall surrender the Demised Premises, as so required, in good condition subject only to reasonable wear and tear and to damage, if any, by fire or other casualty. In the event Sublessee does not do so, Lessor or Sublessor may, at its option, remove the same (and repair any damage occasioned thereby and restore the Demised Premises as aforesaid) and, dispose thereof, or warehouse the same, and Sublessee shall pay the cost of such removal, repair, restoration, delivery or warehousing to Sublessor, or Sublessor may treat said property as having been conveyed to Sublessor, with this Sublease as a Bill of Sale, without further payment or credit by Sublessor to Sublessee. The obligations of Sublessee as herein provided shall survive the expiration or earlier termination this Sublease. All personal property in or about the Demised Premises owned by Sublessee or any other party shall be at the risk of Sublessee only, and Sublessor shall not be liable for any loss or damage thereto or theft thereof.

         11. Terms of Overlease.

         (a) Except as herein otherwise expressly provided, all of the terms, provisions, covenants and conditions of the Overlease are incorporated herein by reference and hereby made a part of and are superior to this Sublease, provided that in construing such terms, provisions, covenants and conditions of the Overlease as incorporated herein, the term "Landlord" as used in the Overlease shall refer to Sublessor hereunder and its successors and assigns; the term "Tenant" as used in the Overlease shall refer to Sublessee hereunder; and the term "Premises" shall refer to the Demised Premises. Sublessee shall be obligated, however, to pay only the rent, additional rent and security deposit provided for in this Sublease and not the amounts of rent, rental escalations and security deposit provided to be paid by Sublessor under the Overlease. In addition, any provisions in the Overlease allowing or purporting to allow Sublessor any rent concessions or abatements or construction allowances, or granting Sublessor any option to expand the premises, extend the term of the Overlease or any other option shall not apply to this Sublease.

         (b) As between the parties hereto, Sublessee hereby assumes all of the obligations of Sublessor as Tenant, under the Overlease. To the extent practicable, Sublessee shall perform affirmative covenants which are also covenants of Sublessor under the Overlease at least five (5) business days prior to the date when Sublessor's performance is required under the Overlease. Without limiting the generality of the foregoing, Sublessee shall be responsible for all maintenance, repairs and replacements to the Demised Premises and its equipment to the extent Sublessor is obligated to perform the same under the Overlease, and Sublessee shall comply with all Jaws, orders, and regulations of all applicable governmental authorities applicable to the Demised Premises or to Sublessee's particular use or manner of use thereof, including, without limitation, the ADA and any state laws governing handicapped access or architectural barriers, and all rules, regulations and guidelines promulgated under such laws, as amended from time to, time. In the event Sublessee desires to take any action and the Overlease would require Sublessor to obtain the consent of Lessor before undertaking any such action of the same kind, Sublessee shall not undertake the same without the prior Written consent of Sublessor and Lessor, and Sublessor may condition its consent upon the receipt of Lessor's consent to same Sublessor shall have all of the rights and remedies of Lessor under the Overlease as against Sublessee.

         (c) Sublessor does not assume any obligation to perform the provisions: of the Overlease to be performed by Lessor and Sublessor is riot making the same representations and warranties, if any, made by

Lessor in the Overlease. Sublessor shall not be liable to Sublessee for any default, failure or delay on the part of Lessor in the performance or observance by Lessor of any of its obligations under the Overlease, nor shall such default by Lessor affect this Sublease or waive or defer the performance of any of Sublessee's obligations hereunder, except to the extent that such default by Lessor excuses performance of Sublessor under the Overlease. Sublessor shall cooperate with Sublessee, at no cost to Sublessor, in seeking to obtain the performance of Lessor pursuant to the Overlease. In addition, Sublessee shall have the right to take any action against Lesser in its own name and for that purpose, and only to such extent, Sublessor grants to Sublessee the rights of Sublessor with respect to the Demised Premises, retaining a concurrent right to enforce such rights. Sublessee shall be subrogated to such rights. If any such action against the Lessor in Sublessee's name is barred by reason of lack of privity, non-assignability or otherwise, Sublessor shall permit Sublessee to take such action in Sublessor's name; provided, however, that Sublessee shall indemnify and hold Sublessor harmless against all liability, loss or damage which Sublessor may incur or suffer by reason of any such action, and that Sublessee provides to Sublessor copies of all papers and notices of all proceedings so that Sublessor may be kept informed with respect thereof. Sublessor shall execute any documents reasonably required to permit Sublessee to take any such action in Sublessor's name. Sublessee shall not receive any abatement of rent under this Sublease because of the Lessor's failure to perform any of its obligations under the Overlease, except that if Sublessor receives an abatement 9f rent from the Lessor relating to the Demised Premises, Subtenant shall receive a proportionate benefit of such abatement of rent.

         (d) The time periods set forth In the Overlease for the delivery of notices, demands and payments and for the performance of acts, conditions and covenants by Sublessor are hereby modified for the purpose of incorporation of such time periods into this Sublease by shortening the same, so that such notices shall be given, demands and payments made, and acts conditions and covenants performed by Sublessee not later than the third (3rd) business day prior to the last day of each such time period set forth in the Overlease.

         (e) Sublessee acknowledges that it has received a true copy of the Overlease (including all amendments and exhibits thereto) that it has reviewed the same and that it is familiar with the contents thereof. Sublessee further acknowledges and understands that notwithstanding anything to the contrary herein, in the event that the Overlease is terminated for any reason, this Sublease shall also be automatically and simultaneously terminated, and Sublessee shall vacate the Demised Premises in accordance with all terms of the Overlease and this Sublease. There shall be no presumption that terms of the Overlease are not applicable to construing the provisions of this Sublease based upon the inclusion or omission of specific provisions in this Sublease (it being understood, however, that to the extent of any conflict between the terms of this Sublease and the terms of the Overlease, the terms of this Sublease shall control).

         12. Fire or Other Casualty. In the event of a fire or other casualty affecting the Building or the Demised Premises, or of a taking of all or a part of the Building or Demised Premises under the power of eminent domain: (i) Sublessor shall not have any obligation to repair or restore the Demised Premises or any Alterations or personal property; {ii) Sublessee shall be entitled only to a proportionate abatement of monthly base rent, additional rent and other charges to the extent Sublessor receives a corresponding abatement of rent under the Overlease during the time and to the extent the Demised Premise unfit for occupancy for the purposes permitted under this Sublease and not occupied by Sublessee as a result thereof, (iii) Sublessee shall not, by reason thereof, have a right to terminate this Sublease unless the Overlease shall be terminated; and (iv) Sublessor reserves the right to terminate the Overlease and this Sublease in connection with any right granted to it under the Overlease whether or not the Demised Premises is damaged or the subject of a taking. In the event Lessor or Sublessor exercises the right to terminate the Overlease as the result of any such fire, casualty or taking, Sublessor shall provide Sublessee with a copy of the relevant termination notice and this Sublease shall terminate on the date upon which the Overlease terminates.

         13. Holdover. In the event Sublessee is in possession of the Subleased Premises after the expiration termination of this Sublease, then Sublessee, at Sublessor's option, shall be deemed to be occupying the Demised Premises at sufferance at a monthly base rental equal to two hundred percent (200%) of the monthly base rental in effect prior to expiration or termination, and shall otherwise remain subject to all of the conditions, provisions and obligations of this Sublease insofar as the same are applicable to a tenancy at sufferance, including, without limitation, the payment of all additional rent and all other amounts due from Sublessee to Sublessor hereunder, No holding over by Sublessee after the expiration or termination of this Sublease shall be construed to extend or renew the Sublease term or in any other manner be construed as permission by. Sublessor to holdover, Sublessee shall indemnify and hold Sublessor harmless from and against any and all damages (actual, consequential or otherwise), losses, costs and expenses, including reasonable attorneys' fees, incurred by Sublessor arising out of or in any way attributable to such holding over.

         14. Events of Default. Each of the following events shall constitute an "Event of Default" under this Sublease:

                  (i) Sublessee fails to pay any amount 4ue hereunder and such failure continues for three (3) days after written notice thereof;

                  (ii) Sublessee fails to perform or observe any other covenant or agreement set forth in this Sublease and such failure continues for ten (10)days after notice thereof;

                  (iii) the institution in a court competent jurisdiction of proceedings for reorganization, liquidation, or involuntary dissolution by Sublessee, or for its adjudication as a bankrupt or insolvent, or for the appointment of a receiver of the property of Sublessee, provided that proceedings are not dismissed, and any receiver, trustee or liquidator appointed therein ;is not discharged within ninety (90) days after the institution of Said proceedings

                  (iv) any other event occurs which involves Sublessee or the Demised Premises and which would constitute a default under the Overlease if it involved Sublessor or the Main Premises, which continues after the expiration of any applicable cure period thereunder;

                  (v) the occurrence of a default under the Overlease which continues after the expiration of any applicable cure period thereunder and which is the result of any act or OInlSS1On of Sublessee or any Sublessee Party; or

                  (vi) any purported or attempted assignment of this Sublease or further sublet of the Demised Premises in contravention of this Sublease or the Overlease; or

                  (vii) the default or non-performance of any other obligation of Sublessee hereunder which, if it remains uncured would result in a default of Sublessor under the Overlease, and such event is not cured at least fifteen (15) days in advance of the time period required (if any) for a cure thereof under the Overlease.

         Upon the occurrence of an Event of Default, Sublessor shall have, in addition to any other rights and remedies available to it under this Sublease and/or at law and/or in equity, any and all rights and remedies of Lessor set forth in the Overlease in connection with a default by Sublessor thereunder which continues after the expiration of any applicable cure period therein. In addition, without limiting the foregoing, in the event Sublessor reasonably believes that Sublessee's failure to cure a breach under (iv) or (vi) above shall cause a default by Sublessor to occur under the Overlease and Sublessee has not commenced to cure such breach (a) immediately if such failure to cure would cause a default to occur under the Overlease if not cured within fifteen
(15) days from the giving of notice of such breach or potential breach; or (b ) within ten (10) days of notice from Sublessor of such breach or potential breach in all other cases, Sublessor shall specifically have the right, upon giving Sublessee not less than two (2) business days prior written notice thereof, to cure such breach or default and be reimbursed by Sublessee for all out-of-pocket expenses incurred by Sublessor in connection therewith upon demand and presentation of invoices therefor. All rights and remedies of Sublessor herein enumerated shall be cumulative and none shall exclude any other right allowed by law or in equity and said rights and remedies may be exercised and enforced concurrently and. whenever and as often as occasion therefor arises.

         15. Insurance: Waiver of Claims and Subrogation. Sublessee shall obtain and maintain all insurance types and coverages as specified in the Overlease to be obtained and maintained, by Sublessor, as Lessee, in amounts not less than those specified in the Overlease. All policies of insurance obtained by Sublessee shall name Lessor and Sublessor as additional insureds and/or loss payees (as applicable) therein in accordance with the Overlease. Sublessee's insurance shall be primary to Lessor's and Sublessor's insurance. Sublessee will deliver to Sublessor on or before the Commencement Date and annually thereafter certificates reflecting that Sublessee has obtained and is maintaining the required insurance coverages in the appropriate amounts. Sublessee hereby releases and waives any and all claims against Lessor and Sublessor and each of their respective officers, directors, partners, agents and employees for injury of damage to person, property or business sustained in or about to the Demised Premises by Sublessee or a Sublessee Party other than by reason of gross negligence 01 willful misconduct of the released party and except in any case which would render this release and waiver void under law. Sublessee agrees to obtain, for the benefit of Lessor and Sublessor, appropriate waiver of subrogation rights and endorsements from its insurer.

         16. Sublessee's Covenants. Sublessee covenants and agrees that Sublessee win not do anything which would constitute a default under the Overlease or omit to do anything which Sublessee is obligated to do under the terms of this Sublease and which would constitute a default under the Overlease.

         17. Indemnification. Sublessee shall and hereby does indemnify and hold Lessor and Sublessor and each of their respective officers, directors, partners, agents and employees harmless from and against any and all actions, claims, demands, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees and expenses) asserted against, imposed upon or incurred by Lessor or Sublessor by reason of (a) any default caused, suffered or permitted by Sublessee or any Sublessee Party, of any of the terms, covenants or conditions of the, Overlease or this Sublease, or(b) any damage or injury to persons or property occurring upon or in connection with the use or occupancy of the Demised Premises other than those arising from the gross negligence or willful misconduct of the indemnified party, as applicable, or (c) any work or thing whatsoever done or condition created by Sublessee or any Sublessee Party in, on or about the Demised Premises or the Building, or (d) any other act or omission of Sublessee or any Sublessee Party. The provisions of this Paragraph 16 shall survive the expiration or earlier termination of this Sublease.

         18. Assignment and Sublease. Sublessee shall not assign, mortgage, pledge or otherwise encumber this Sublease or any interest therein, allow any transfer thereof or any lien upon Sublessee's interest by operation of law, further sublet the Demised Premises or any part thereof, or permit the occupancy of the Demised Premises or any part thereof by anyone other than Sublessee, without in each instance obtaining the prior written consent of Lessor and Sublessor, which consent of Sublessor may be withheld or conditioned in Sublessor's sole and absolute discretion. If Sublessor consents thereto, Sublessor shall use reasonable efforts to obtain the consent of Lessor under the Overlease; provided, however, Sublessee shall reimburse Sublessor for any costs incurred by Sublessor with respect thereto. No assignment or subletting shall relieve Sublessee from Sublessee's obligations and agreements hereunder and Sublessee shall continue to be liable as a principal and not as guarantor or surety to the same extent as though no assignment or subletting had been made. Further, no permitted assignment or sublease shall be effective unless and until any default of Sublessee hereunder shall have been cured. If Sublessee is a partnership or a limited liability company, then any event resulting in a dissolution of Sublessee, any withdrawal or change of the partners or the members owning a controlling interest in Sublessee (including each general partner or manager, as applicable), or any structural or other change having the effect of limiting liability shall be deemed a prohibited assignment. If Sublessee is a corporation or a partnership with a corporate general partner, then any event resulting in a dissolution, merger, consolidation or other reorganization of Sublessee (or such corporate general partner), or the sale or transfer or relinquishment of the interest of shareholders who, as of the date of this Sublease, own a controlling interest of the capital stock of Sublessee (or such corporate general partner), shall be deemed a prohibited assignment.

         19. Brokers. Sublessor and Sublessee hereby represent and warrant to each other that it has had no dealings with any real estate broker, agent or finder in connection with the negotiation of this

Sublease except Jones Lang LaSalle Americas, Inc., who represented Sublessor, and Grubb & Ellis who represented Sublessee (collectively, the "Brokers"), and that it knows of no other real estate broker, agent or finder who is entitled to a commission in connection with this Sublease. Each party agrees to indemnify, defend and hold harmless the other party from and against any and all claims, demands, losses, liabilities, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealing with any real estate broker, agent or finder other than the Brokers. Sublessor shall pay to Brokers a commission for procuring this Sublease pursuant to a separate agreement between Brokers and Sublessor. Sublessee shall have no liability to Brokers for procuring this Sublease.

         20. Entire Agreement. This Sublease contains all of the covenants, agreements, terms, provisions, conditions, warranties and understandings relating to the leasing of the Demised Premises and Sublessor's obligations in connection therewith, and neither Sublessor nor any agent or representative of Sublessor has made or is making, and Sublessee in executing and delivering this Sublease is not relying upon, any warranties, representations, promises or statements whatsoever, except to the extent expressly set forth in this Sublease. All understandings and agreements, if any, heretofore had between the parties are merged to this Sublease, which alone fully and completely expresses the agreement of the parties. The failure of Sublessor to insist in any instance upon the strict keeping, observance or performance of any covenant, agreement, term, provision or condition of this Sublease or to exercise any election herein contained shall not be construed as a waiver or relinquishment for the future of such covenant, agreement, term, provision, condition or election, but the same shall continue and remain in full force and effect. No amendment, waiver or modification of this Sublease or any covenant, agreement, term, provision or condition hereof shall be deemed to have been made unless expressed in writing and signed by Lessor and Sublessor. No surrender of possession of the Demised Premises or of any part thereof or of any remainder of the term of this Sublease shall release Sublessee from any of its obligations hereunder unless accepted by Sublessor in writing. The receipt and retention by Sublessor of monthly base rent or additional rent from anyone other than Sublessee shall not be deemed a waiver of the breach by Sublessee of any covenant, agreement, term or provision of this Sublease, or as the acceptance of such other person as a tenant, or as a release of Sublessee of the covenants, agreements, terms, provisions and conditions herein contained. The receipt and retention by Sublessor of monthly base rent or additional rent with knowledge of the breach of any covenant, agreement, term, provision or condition herein contained shall not be deemed a waiver of such breach.

         21. Quiet Environment. Provided no Event of Default exists hereunder, Sublessee shall peaceably and quietly hold and enjoy the Demised Premises against Sublessor and all persons claiming by, through or under Sublessor for the Sublease term herein described, subject to the terms and conditions of this Sublease.

         22. Successors and Assigns. If Sublessee shall include more than one person, the obligations of all such persons under this Sublease shall be joint and several and the provisions of this Sublease shall individually apply to each person comprising Sublessee. The obligations of this Sublease shall bind and benefit the permitted successors and assigns of the parties with the same effect as if mentioned in each instance where a party hereto is named or referred to.

         23. Notices. Any and all communications ("Notice") delivered hereunder shall be in writing and shall be personally delivered, or sent by United States mail postage prepaid as registered or certified mail, return receipt requested, or sent by reputable overnight courier service, and delivered to the following address:

If to Lessor:

The Realty Associates Fund III, L.P .
c/o Insignia/ESG, Inc.
1015 Fifteenth Street, N. W.
Suite l00
Washington, D.C. 20005
Fax: (202) 721-8810

If to Sublessor:
VeriSign, Inc.
487 East Middlefield Road Mountain View, CA 94043
Attention: Lease Administration

With a copy to:
VeriSign, Inc.
487 East Middlefield Road
Mountain View, CA 94043
Attention: General counsel

and to:

Jones Lang LaSalle Americas, Inc.
200 East Randolph Drive
Chicago, lllinois 60601
Attention: Sharon Otteman

and, with respect to default notices only, to:

Jeffrey R. Keitelman, Esq.
Piper Rudnick LLP
1200 Nineteenth Street, N. W.
Washington, DC 20036-2412

If to Sublessee:
Prior to commencement of sublease:
Iceweb, Inc.
620 Hemdon Parkway, Suite 360
Herndon, Virginia 20170-5483
Attn: Michael Cachine

Subsequent to commencement of sublease:

Iceweb, Inc.
205 Van Buren Street
Herndon, Virginia 20170
Attn: Michael Cachine
and with respect to default notices only, to: Ira S. Saul, Esq.

Ira S. Saul, PLC
4126 Leonard Drive
Fairfax, Virginia 22030-5118

or to such other address and attention as any of the above shall notify the others in writing. Any notice shall be deemed delivered on the date it is personally delivered, the business day after deposited with a national, reputable overnight courier service for next day delivery, or two (2) business days after being sent by United States mail in accordance with the foregoing.

         24. Lessor's Consent: Default Notice. This Sublease shall be subject to obtaining the written consent of Lessor as required by Section 12 of the Overlease. Sublessee shall (i) pay all costs, fees and charges required by Lessor to be paid in connection with any consent of Lessor required pursuant to this Sublease or the Overlease and (ii) comply, at Sublessee's sole cost and expense, with any other requirements or conditions required by Lessor, this Sublease or the Overlease in connection with such consent. Sublessor and Sublessee agree to promptly provide the other party with any notices received from Lessor of a claimed default With respect to the Demised Premises.

         25. Inspection. Sublessor reserves the right, upon reasonable prior notice, to enter the Demised Premises for the purpose of inspecting the Demised Premises, exhibiting the Demised Premises to persons having a legitimate interest therein, or curing any default by Sublessee under this Sublease.

         26. Force Maieure. If Sublessor or Sublessee is in any way delayed or prevented from performing any obligation (except, with respect to Sublessee, its obligation to pay monthly base rent, additional rent and other sums due under this Sublease, any obligation set forth in the provisions hereunder pertaining to Sublessee's maintaining insurance policies, or any holdover) due to fire, act of God, governmental act or failure to act, strike, labor dispute, inability to procure materials or any cause beyond its reasonable control (whether similar or dissimilar to the foregoing events), then the time for performance of such obligation shall, to the extent permitted by the Overlease, be excused for the period of such delay or prevention and extended for a period equal to the period of such delay or prevention.

         27. Parking. Subject to Lessor's provision to Sublessor of the parking rights which Sublessor is granted under the Overlease, Sublessor agrees to make available to Sublessee, as of the Commencement Date, up to forty-three (43) parking spaces (the "Parking Spaces") for the unreserved parking of standard passenger automobiles in the Building's parking facility (the "Parking Area"). Sublessor shall not charge Subtenant for any parking fees during the term of this Sublease. Sublessee shall not sell, assign or permit anyone other than Sublessee's personnel to use any of the Parking Spaces, except in conjunction with a permitted assignment or sublease.

         28. Limit of Sublessor's Liability. Notwithstanding anything to the contrary contained in this Sublease, Sublessor, its partners, members, officers, directors, employees, agents, servants and contractors (collectively, the "Sublessor Parties"), shall not be liable for any damages or injury to person or property or resulting from the loss of use thereof sustained by Sublessee or any Sublessee Party, based on, arising out of, or resulting from, any cause whatsoever, including any due to the Building becoming out of repair, or due to the occurrence of any accident or event in or about the Building, or due to any act or neglect of any tenant or occupant of the building or any other person. Notwithstanding the foregoing provision of this paragraph, Sublessor shall not be released from liability to Sublessee for any physical injury to any natural person caused by Sublessor's gross negligence or willful misconduct to the extent such injury is not covered by insurance either carried by Sublessee (or such person) or required by this Sublease to be carried by Sublessee; provided that neither Sublessor nor any Sublessor party shall under any circumstances be liable for any exemplary, punitive, consequential or indirect damages ( or for any interruption of or loss to business). Notwithstanding anything to the contrary set forth in this Sublease, if Sublessee or any other Sublessee Party is awarded a judgment or other remedy against Sublessor, the recourse for satisfaction of the same shall be limited to execution against Sublessor's interest in the Overlease. No other asset of Sublessor or any other Sublessor party shall be available to satisfy, or be subject to, such judgment or other remedy, nor shall any such person be held to have any personal liability for satisfaction or any claim or judgment.

         29. Waiver of Jury Trial and Counterclaims: Governing Law: Venue; SUBLESSOR,

SUBLESSEE, AND ANY AND ALL GENERAL PARTNERS OF SUBLESSEE EACH WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT IN CONNECTION WITH ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS SUBLEASE, THE RRELATIONSHIP OF SUBLESSOR AND SUBLESSEE HEREUNDER, SUBLESSEE'S USE OR OCCUPANCY OF THE DEMISED PREMISES, AND/OR ANY CLAIM OF INJURY OR DAMAGE. SUBLESSEE FURTHER WAIVES ANY RIGHT TO RAISE ANY NON-COMPULSORY COUNTERCLAIM IN ANY ACTION OR PROCEEDING INSTITUTED BY SUBLESSOR. THIS SUBLEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE DEMISED PREMISES I~ LOCATED. SUBLESSEE CONSENTS TO SERVICE OF PROCESS AND ANY PLEADING RELATING TO ANY SUCH ACTION AT THE DEMISED PREMISES; PROVIDED, HOWEVER, THAT NOTHING HEREIN SHALL BE CONSTRUED AS REQUIRING SUCH SERVICE AT THE DEMISED PREMISES. SUBLESSOR, SUBLESSEE, AND ALL SUCH GENERAL PARTNERS EACH w AIVES ANY OBJECTION TO THE VENUE OF ANY ACTION FILED IN ANY COURT SITUATED IN THE JURISDICTION IN WHICH THE BUILDING IS LOCATED, AND WAIVES ANY RIGHT, CLAIM OR POWER, UNDER THE DOCTRINE OF FORUM NON CONVENIENS OR OTHER WISE, TO TRANSFER ANY SUCH ACTION TO ANY OTHER COURT .

         30. Subtenant's Authority. Sublessee represents and warrants to Sublessor that Sublessee is a duly organized corporation, limited liability company or partnership, is in good standing under the laws of the jurisdiction of its formation, is qualified to do business and is in , good standing in the jurisdiction in which the Building is located, has the power and authority to enter into this Sublease, and that all corporate, limited liability company or partnership action, as applicable, requisite to authorize Sublessee to enter into this Sublease has been duly taken.

         31. Estoppel. Sublessor hereby represents to Sublessee that (i) the Overlease is in full force and effect; (ii) Sublessor has no knowledge of and has received no notice from the Lessor of default by Sublessor under the Overlease which default remains uncured on the date hereof; (iii) to Sublessor's actual knowledge, neither Sublessor nor Lessor is now in default under the Overlease; and (iv) a true, correct and complete copy of the Overlease is attached hereto as Exhibit "B".

         32. Signs. Subject to Lessor's approval, Sublessor shall permit Sublessee to use [its pro-rata share (based on the ratio of the number of rentable square feet in the Demised Premises to the total number of rentable square feet in the Main Premises) of the portion of the Building's tenant directory allocated to Sublessor under the Overlease. In addition, subject to Lessor's and Sublessor's approval of the design, size and location thereof and all applicable laws Sublessee may, at Sublessee's sole expense, install and maintain appropriate signage suite numbers and the like on the walls of the elevator lobby on the floor on which the Demised Premises is located and on (or, if required by Lessor, adjacent to) the entrance door of the Demised Premises. Upon the expiration or earlier termination of this Sublease, Sublessee shall remove such signage and repair any damage caused by their removal, which obligation shall survive the expiration or earlier termination of this Sublease.

         33. No Option: No Partnership. The submission of this Sublease by Sublessee for examination does not constitute a reservation of or option for the Demised Premises, and this Sublease shall become effective only when it is executed and delivered by Sublessor and Sublessee and consented to in writing by Lessor in accordance with Paragraph 23 hereof. Nothing contained in this Sublease shall be construed as creating a partnership or joint venture between Sublessee and Sublessor, or to create any other relationship between the parties other than that of Sublessee and Sublessor.

         34. Interpretation. The Exhibits attached to this Sublease are a part of this Sublease. Section and subsection headings are for convenience only, and not for use in interpreting this Sublease. If a court finds any provision of this Sublease unenforceable, all other provisions shall remain enforceable, and such unenforceable provision shall be deemed severed from this Sublease.

         35. Waiver. No provision of this Sublease is waived by Sublessor or Sublessee unless waived by them in writing. Sublessor, acceptance of rent is not a waiver of any default of Sublessee, regardless of

Sublessor's knowledge of a default when it accepts the rent. No waiver by Sublessor or Sublessee of any default is a waiver of any other default of the same or any other provision of this Sublease.

         36. Rule Against Perpetuities. Notwithstanding any provision in this Sublease to the contrary, if the Term of this Sublease has not commenced within one (1) year after the date of this Sublease, this Sublease shall automatically terminate on the first (1st) anniversary of the date hereof. The sole purpose of this provision is to avoid any possible interpretation that this Sublease violates the Rule Against Perpetuities or other rule of law against restraints on alienation.

         37. Remedies. The rights and remedies mentioned in this Sublease are in addition to, and do not deprive a party oft any other rights at law or in equity.

         38. Attorney's Fees. In the event of any litigation or arbitration between Sublessor and Sublessee, whether based on contract, tort or other cause of action or involving bankruptcy 0( similar proceedings, in any way related to this Sublease, the non-prevailing party shall pay to the prevailing party all reasonable attorneys' fees and costs and expenses of any type, without restriction by statute, court rule or otherwise, incurred by the prevailing party in connection with any action or proceeding (including arbitration proceedings, any appeals and the enforcement of any judgment or award), whether or not the dispute is litigated or prosecuted to final judgment. The "prevailing party" shall be determined based upon an assessment of which party's major arguments or positions taken in the action or proceeding could fairly be said to have prevailed (whether by compromise, settlement, abandonment by other party of its claim or defense, final decision after any appeals, or otherwise) over the other party's major arguments or positions on major disputed issues. Any fees and cost incurred in enforcing a judgment shall be recoverable separately from any other amount included in the judgment and shall survive and not be merged in the judgment.

         39. Counterparts. To facilitate execution, this Sublease may be executed in as many counterparts as may be required, and it shall not be necessary that the signature of each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it : shall be sufficient that the signature of each party, or that the signatures of the persons required to bind any party, appear on one or more of such counterparts. All counterparts shall collectively constitute a single agreement.

         40. Furniture: Sublessor hereby grants to Subtenant a license to use the furniture currently located in the Demised Premises (the "Sublessor Furniture"), which license expires upon the expiration of the term of this Sublease, or upon any earlier termination of the term of this Sublease or of Subtenant's right to possession, solely for the permitted use, as described in
Section 7 of this Sublease. Subtenant shall be responsible, at its sole cost and expense, to maintain and insure (in the manner required under Section 14 above) the Sublessor Furniture. At the expiration of the Sublease term, Sublessor shall execute and deliver to Subtenant a Bill of Sale (attached hereto as Exhibit .C), provided, however, that Sublessor shall execute and deliver this Bill of Sale to Subtenant only if no Event of Default has occurred under this Sublease. If an Event of Default that results in termination of this Sublease occurs, then at such time, Subtenant shall surrender possession of the Sublessor Furniture and deliver to Sublessor the Sublessor Furniture in the same condition as on the date Subtenant took possession of the Sublessor Furniture, subject to ordinary wear and tear.

                            [signature page follows]

         IN WITNESS WHEREOF, Sublessor and Sublessee have duly executed this Sublease as of the day and year first above written.



WITNESS:                                SUBLESSOR:

                                        N.S. HOLDING COMPANY,
                                        A DELAWARE CORPORATION


/s/                                     BY: /s/                  (SEAL)
---------------------------                 ---------------------
                                        NAME:
                                              -------------------
                                        TITLE:
                                               ------------------

WITNESS:                                SUBLESSEE:

                                        ICEWEB, INC.,
                                        a DELAWARE CORPORATION


/s/                                     BY: /s/                  (SEAL)
---------------------------                 ---------------------
                                        NAME:
                                              -------------------
                                        TITLE:
                                               ------------------

                                   EXHIBIT "A"

                         FLOOR PLANS OF DEMISED PREMISES

                                   EXHIBIT "B"

                                  THE OVERLEASE

                                   EXHIBIT "C"

                                  BILL OF SALE

         THIS BILL OF SALE, is executed by N.S. HOLDING COMPANY, a Delaware corporation ("SELLER"), and ICEWEB, INC., A DELAWARE CORPORATION AUTHORIZED TO CONDUCT BUSINESS IN THE COMMONWEALTH OF VIRGINIA ("BUYER"), effective as of as ___________________, 20_____ (the "Effective Date").

         IN CONSIDERATION of the payment of One Dollar ($1.00), and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, assigns and transfers to Buyer all of the furniture more particularly described on Schedule C-I attached hereto and made a part hereof (the "SUBLESSOR PROPERTY"), subject to the following terms and conditions

         1. BUYER ACKNOWLEDGES THAT BUYER IS ACQUIRING THE SUBLESSOR PROPERTY AS IS AND WHERE IS, WITH ALL F AUL TS, IF ANY", IN THE CONDITION THEY ARE IN AS OF THE EFFECTIVE DATE, AND NO w ARRANTIES, EXPRESS OR IMPLIED, HA YE BEEN MADE BY SELLER REGARDING THEIR PHYSICAL CONDITION, CAPACITY, QUALITY, VALUE, WORKMANSHIP, OPERATING CAP ABILITY OR PERFORMANCE, OR THEIR COMPLIANCE WITH APPLICABLE LAWS, OR THEIR FITNESS OR SUIT ABILITY FOR BUYER'S PURPOSES. NO WARRANTIES, EXPRESS OR IMPLIED, CONTAINED IN THE UNIFORM COMMERCIAL CODE OR OTHERWISE (INCLUDING, WITHOUT LIMITATION, THE IMPLIED w ARRANTY OF MERCHANT ABILITY AND THE IMPLIED w ARRANTY OF FITNESS FOR A PARTICULAR PURPOSE) SHALL APPLY TO THE SALE OF THE SUBLESSOR PROPERTY, AND BUYER HEREBY DISCLAIMS AND NEGATES THE RIGHT TO ANY SUCH WARRANTIES.

         2. As of the Effective Date, Seller represents and warrants that: (a) is lawfully possessed of good title to the Sublessor Property; (b) Seller has the right and authority to convey the Sublessor Property; and (c) the Sublessor Property shall be conveyed to Buyer free and clear of all security interests, liens and encumbrances (except any security interests, liens and encumbrances arising during Buyer's use of the Sublessor Property pursuant to the Sublease).

         3. All applicable sales, use, transfer and documentary taxes arising out of the transfer of the Sublessor Property (but excluding sales taxes applicable to Seller's period of ownership and income taxes of Seller arising out of the sale) shall be paid by Buyer.

         IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed and delivered to Buyer by the duly authorized officer of Seller this ___________ day of _______, 200__.


                                        N.S. HOLDING COMPANY,
                                        A DELAWARE CORPORATION


                                        BY: _____________________ (SEAL)
                                        NAME: ___________________
                                        TITLE: __________________

                                  Schedule C-1

                               Furniture Inventory


DESCRIPTION                     QUANTITY
-----------                     --------
Book Case (5 FT)                   4
Book Case (4 FT)                   2
Cubicles                           31
Refrigerator                       1
Microwave                          1
Small Computer                     12
Table
2 Drawer Filing                    6
Cabinet
5 FT "L" Desk                      2
5 FT Straight Desk                 4
Chairs
         Green                     9
         Blue                      9
         Black                     17
         Guest                     40
Built in Furniture
         Single Office             17
         Double Office             6

Breakroom Furniture
         Refrigerator
         Tables
         Chairs